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PAYDEN FUNDS

                     PAYDEN CASH RESERVES MONEY MARKET FUND

     SUPPLEMENT DATED OCTOBER 20, 2008 TO PROSPECTUS DATED FEBRUARY 28, 2008

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS REFERRED TO ABOVE.

The U.S. Treasury Department has established a Temporary Guarantee Program for Money Market Funds (the "Program"). Under the Program, the U.S. Treasury will guarantee to investors in participating money market funds that they will receive $1.00 for each money market fund share held by them as of the close of business on September 19, 2008. The guarantee will be triggered if the participating money market fund's net asset value per share falls below $0.995, commonly referred to as "breaking the buck." At a meeting held on October 6, 2008, the Board of Trustees of The Payden & Rygel Investment Group (the "Payden Funds") determined that the Payden Cash Reserves Money Market Fund (the "Fund") will participate in the Program.

The Program covers shareholders of the Fund for amounts they held in the Fund as of the close of business on September 19, 2008. Any increase in the number of shares of the Fund held by a shareholder after the close of business on September 19, 2008 will not be guaranteed. Any purchase of shares of the Fund for a new account after the close of business on September 19, 2008 will not be guaranteed. In the event that shares held as of the close of business on September 19, 2008 are sold prior to the date the guarantee is triggered, then the shares covered by the guarantee will be the lesser of (i) the number of Fund shares held by the shareholder as of the close of business on September 19, 2008, or (ii) the number of Fund shares held by the shareholder on the date the guarantee is triggered.

Under the terms of the Program, if the guarantee is triggered, the Board of Trustees of the Payden Funds will be required to liquidate the Fund. For shares covered by the guarantee, any difference between the amount received by a shareholder in connection with the liquidation and $1.00 per share will be covered under the Program.

Participation in the Program through its initial termination date of December 18, 2008 requires a payment to the U.S. Treasury in an amount equal to 0.01% of the net asset value of the Fund as of September 18, 2008. This expense will be borne by the Fund without regard to any voluntary expense limitation currently in effect for the Fund. The Program may be extended by the U.S. Treasury Department through September 18, 2009. In the event that the Program is extended, the Board of Trustees of the Payden Funds will consider whether the Fund should continue to participate. Guarantee payments under the Program will not exceed the amount available within in the U.S. Treasury Department's Exchange Stabilization Fund on the date of payment (currently, approximately $50 billion).

For additional information on the program, visit the U.S. Treasury Department's website at www.ustreas.gov.

Neither this prospectus supplement, the prospectus referred to above, nor the Fund itself are in any manner approved, endorsed, sponsored or authorized by the U.S. Treasury Department.